Accounts Receivable, Net (Details) - Schedule of accounts receivable, net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule of accounts receivable, net [Abstract]
Accounts receivable	$ 27,099	$ 10,242
Allowance for doubtful accounts	(970)	(7)
Total accounts receivable, net	26,129	10,235
Movements of allowance for doubtful accounts are as follows:
Beginning balance	7	6
Addition	963	1
Ending balance	$ 970	$ 7